UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
October 18, 2007

MATTHEWS INTERNATIONAL CORPORATION
(Exact name of registrant as specified in its charter)

Pennsylvania	0-9115	25-0644320
(State or other jurisdiction of incorporation	(Commission File Number)	(IRS Employer Identification No.)

 Two NorthShore Center, Pittsburgh, PA                                                                                                           15212-5851
(Address of principal executive offices)                                                                                                           (Zip Code)

Registrant's telephone number, including area code:                                                                                                (412) 442-8200

Item 5.03  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On October 18, 2007, the Board of Directors of Matthews International Corporation approved amendments to the Company’s By-laws to facilitate compliance with the NASDAQ requirement to implement the Direct Registration System (DRS) for the Company’s stock by January 1, 2008.  A copy of the restated bylaws is attached hereto as Exhibit 99.1.

Item 9.01  Financial Statements and Exhibits

(c)	Exhibits

99.1	Restated By-laws, Matthews International Corporation, October 18, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MATTHEWS INTERNATIONAL CORPORATION
(Registrant)

By  Steven F. Nicola

Steven F. Nicola
Chief Financial Officer,
Secretary and Treasurer

Date: October 22, 2007